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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)   September 29, 2003
                                                          ----------------------


                                SiteWorks, Inc.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


          000-29521                                  58-2590047
    ------------------------            ------------------------------------
    (Commission File Number)            (I.R.S. Employer Identification No.)


          2534 N. Miami Ave., Miami, Florida                 33127
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    (Address of Principal Executive Offices)               (Zip Code)


                                  305-573-9339
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              (Registrant's Telephone Number, Including Area Code)


                             Cork Acquisition Corp.
                           2600 Michelson Drive #490,
                                Irvine, CA 92612
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 1.  Changes in Control of Registrant.

         "Cork Acqusition Corp., a Delaware corp has acquired Siteworks, Inc. of Miami in a stock exchange agreement. The surviving corporation, renamed Siteworks Inc., and redomicled to Florida will have its offices at 2534 N Miami Ave., Miami, Florida. Carl Nurse will continue as CEO of SiteWorks Inc.

Item 2.  Acquisition or Disposition of Assets.

Item 3.  Bankruptcy or Receivership.

Item 4.  Changes in Registrant's Certifying Accountant.

Item 5.  Other Events and Regulation FD Disclosure.

Item 6.  Resignations of Registrant's Directors.

Item 7.  Financial Statements and Exhibits.

         EX-99      Press release dated September 29, 2003.

Item 8.  Change in Fiscal Year.

Item 9.  Regulation FD Disclosure.

Item 10. Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Item 11. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.

Item 12. Results of Operations and Financial Condition.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  Cork Acquisition Corp
                                  --------------------------------------
                                  (Registrant)

Dated: March 3, 2004              By:     /s/ Carl Nurse
                                  Name:   Carl Nurse
                                  Title:  CEO